UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 28, 2014

BECTON, DICKINSON AND COMPANY

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-4802	22-0760120
(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey	07417-1880
(Address of Principal Executive Offices)	(Zip Code)

(201) 847-6800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2014, the Board of Directors of Becton, Dickinson and Company (“BD”) elected Joseph Mercurio, age 50, as Vice President and Corporate Controller. Mr. Mercurio will serve as BD’s principal accounting officer. Christopher R. Reidy, BD’s Chief Financial Officer and Executive Vice President of Administration, was serving as BD’s principal accounting officer in addition to his role as BD’s principal financial officer. Mr. Mercurio previously served as Worldwide Controller of BD’s Medical Surgical Systems business unit from January 2007 through December 2011, as Assistant Controller of BD’s Medical segment from January 2012 through August 2012, and most recently as Worldwide Controller of BD’s Diabetes Care business unit.

Item 5.07. Submission of Matters to a Vote of Security Holders.

BD’s 2014 Annual Meeting of Shareholders (“Annual Meeting”) was held on January 28, 2014. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Item No. 1: All of the Board of Directors’ nominees for director were elected to serve for a term of one year and until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Basil L. Anderson	147,324,181	660,875	432,962	19,545,481
Henry P. Becton, Jr.	146,488,051	1,570,733	359,472	19,545,481
Catherine M. Burzik	147,656,469	338,741	423,046	19,545,481
Edward F. DeGraan	146,816,247	1,182,388	419,621	19,545,481
Vincent A. Forlenza	144,314,055	3,381,201	723,000	19,545,481
Claire M. Fraser	147,489,521	524,159	404,576	19,545,481
Christopher Jones	147,570,485	432,474	415,297	19,545,481
Marshall O. Larsen	147,397,298	614,163	406,795	19,545,481
Gary A. Mecklenburg	147,572,413	439,973	405,870	19,545,481
James F. Orr	146,789,081	1,170,828	458,347	19,545,481
Willard J. Overlock, Jr.	146,761,684	1,233,923	422,649	19,545,481
Rebecca W. Rimel	147,363,881	613,834	440,541	19,545,481
Bertram L. Scott	146,335,694	1,610,565	471,997	19,545,481
Alfred Sommer	146,592,390	1,379,576	446,289	19,545,481

Item No. 2: The appointment of Ernst & Young as BD’s independent registered public accounting firm for fiscal year 2014 was ratified by the shareholders by the votes set forth in the table below:

For	Against	Abstain
165,746,047	1,717,239	500,451

Item No. 3: The shareholders approved, on an advisory, non-binding basis, the compensation of BD’s named executive officers by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
143,506,728	3,290,687	1,620,841	19,545,481

Item No. 4: The shareholders approved the material terms of performance goals under BD’s 2004 Employee and Director Equity-Based Compensation Plan by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
138,859,520	8,935,602	623,134	19,545,481

Item No. 5: The shareholders approved the material terms of performance goals under BD’s Performance Incentive Plan by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
144,457,179	3,281,792	679,285	19,545,481

Item No. 6: The shareholders rejected a shareholder proposal requesting the Board of Directors to take the steps necessary to adopt a policy providing for an independent Board Chair by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
44,005,091	103,174,825	1,238,310	19,545,481

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Vice President and Corporate Secretary

Date: January 30, 2014